INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement 33-29616, 33-61592, 333-44595, 333-44605, and 33-63021 of Merisel, Inc. on Form S-8 of our
report dated March 12, 2002, appearing in this Annual Report on Form 10-K of Merisel, Inc. for the year ended December 31, 2001.





DELOITTE & TOUCHE LLP
Los Angeles, California

March 27, 2002